EXTEN INDUSTRIES, INC. STOCK OPTION AGREEMENT (INCENTIVE STOCK OPTION)

This Stock Option Agreement (the "Agreement") is made and entered into effective as of the date set forth on the Signature Page attached hereto by and between Exten Industries, Inc., a Delaware corporation (the "Company"), and that person identified on the Signature Page attached hereto (the "Optionee"). This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code, as amended (the "Code").

The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation by the Company's employees (including officers), directors or consultants. Defined terms not explicitly defined in this agreement but defined in Exten Industries, Inc. 2000 Stock Incentive Plan (the "Plan") shall have the same definitions as in the Plan.

1.

Grant of Option. Subject to the vesting provisions of Sections 3 and 4, the Company hereby grants to Optionee, as of the date hereof the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of the aggregate number of shares of Common Shares set forth on the Signature Page attached hereto (the "Option"), subject to adjustment in accordance with the provisions of Section 19 below. The Plan provides for the issuance of Incentive Stock Options ("ISO"). Subject to Section 25, it is understood and acknowledged that (a) if the Optionee complies with the terms of this Agreement, (b) the Option was designated as an ISO at the time of grant and (c) the Optionee is an employee of the Company at all times from the date of this Agreement through the date which is three (3) months prior to the exercise of the Option, the Option is intended to be an Incentive Stock Option which will qualify under Section 422(b) of the Code.

2.

Purchase Price. The Purchase Price is 100% of the fair market value of the Common Shares at the time that the Option is granted (110% of such fair market value if the Option is granted to a 10% shareholder).

3.

Right to Exercise. The right to exercise the Option shall vest in accordance with the schedule set forth on the Signature Page. Notwithstanding the foregoing, the Option shall automatically fully vest (i.e., become exercisable) as to all of the Common Shares subject to the Option in the event that a Change in Control (as defined in Section 14.4 of the Plan) occurs with respect to the Company, subject to the limitations set forth in Section 14.4 of the Plan.

4.

Securities Law Requirements. No part of the Option shall be exercised if counsel to the Company determines that any applicable registration requirement under the Securities Act of 1933, as amended, or any other applicable requirement of Federal or state law has not been met.

5.

Term of Option. The Option shall terminate in any event on the earliest of (a) the date set forth on the Signature Page, (b) the expiration of the period described in Section 6 below, (c) the expiration of the period described in Section 7 below, (d) the expiration of the period described in Section 8 below; (e) the expiration of the period described in Section 9 below; or (f) the expiration of ten (10) years (five (5) years in the case of an Option granted to a 10% shareholder) from the date the Option was granted.

6.

Exercise Following Termination of Employment, Except By Death, Disability or Retirement. If the Optionee's service with the Company terminates for any reason other than death, disability or retirement, the Option (to the extent it has not previously been exercised and is then exercisable) may be exercised within the period of three (3) consecutive months commencing immediately following the date of such termination (but not later than the termination date set forth in Section 5(a) above). The foregoing notwithstanding, the Option shall cease to be exercisable on the date of such termination if the termination is for cause. For this purpose, "cause" shall mean conviction of a felony, misappropriation of assets of the Company or any subsidiary, continued or repeated insobriety, continued or repeated absence from service during the usual working hours of the Optionee's position for reason other than disability or sickness, or refusal to carry out the reasonable directions of the Company's Board of Directors or senior executive officers.

7.

Exercise Following Death. If the Optionee's service with the Company terminates by reason of the Optionee's death, or if the Optionee dies after termination of service but while the Option would have been exercisable hereunder, the Option (to the extent it has not previously been exercised and is then exercisable) may be exercised within twelve (12) months after the date of Optionee's death (but not later than the termination date set forth in Section 5(a) above). The exercise may be made by Optionee's representative or by the person entitled thereto under Optionee's will or the laws of descent and distribution; provided that such representative or such person consents in writing to abide by and be subject to the terms of this Agreement and such writing is delivered to the President of the Company.

8.

Exercise Following Disability. If the Optionee's service with the Company terminates by reason of the Optionee's disability, the Option (to the extent not previously exercised and is then exercisable) may be exercised for a period of twelve (12) months after the date of termination for reason of disability (but not later than the termination date set forth in Section 5(a) above).

9.

Exercise Following Retirement. If the Optionee's service with the Company terminates by reason of retirement, pursuant to the Company's formal retirement policy, the Option (to the extent it has not previously been exercised and is then exercisable) may be exercised within three (3) consecutive months after the date of the Optionee's retirement (but not later than the termination date set forth in Section 5(a) above).

10.

Time of Termination of Service. For the purposes of this Agreement, Optionee's service shall be deemed to have terminated on the earlier of (a) the date when Optionee's service in fact terminated or (b) the date when the Optionee gave or received written notice that his or her service is to terminate.

11.

Nontransferability. Unless the Company otherwise consents in writing, the Option and all rights and privileges granted hereunder shall be non-assignable and non-transferable by the Optionee, either voluntarily or by operation of law, except by will or by operation of the laws of descent and distribution, shall not be pledged or hypothecated in any way, and shall be exercisable during lifetime only by the Optionee. Except as otherwise provided herein, any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the Option or any right thereunder, shall be null and void and, at the Company's option, shall cause all of Optionee's rights under this Agreement to terminate.

12.

Effect of Exercise. Upon exercise of all or any part of the Option, the number of shares of Common Shares subject to the Option under this Agreement shall be reduced by the number of shares with respect to which such exercise is made.

13.

Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 5; provided, however, that each partial exercise shall be for not less than one hundred (100) shares and shall be for whole shares only.

14.

Method of Exercise. Each exercise of the Option shall be by means of a written notice of exercise in substantially the form of attached Exhibit A delivered to the Secretary of the Company at its principal office and accompanied by payment in full of the option price for each share of Common Shares purchased under the Option. Such notice shall specify the number of shares of Common Shares with respect to which the Option is exercised and shall be signed by the person exercising the Option. If the Option is exercised by a person other than the Optionee, such notice shall be accompanied by proof, reasonably satisfactory to the Company, of such person's right to exercise the Option.

          The Purchase Price specified in Section 2 above shall be paid in full upon the exercise of the Option (i) by cash or check, in United States dollars; by the surrender of Common Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, including shares that would be deliverable upon exercise of the Option (a "cashless exercise"), or in any combination of cash and Common Shares, as long as the sum of the cash so paid and the Fair Market Value of the Common Shares so surrendered equal the Purchase Price; (ii) by cancellation of indebtedness owed by the Company to the Optionee; or (iii) by any combination of the foregoing. The Board of Directors may, but is not obligated to, accept a secured recourse promissory note of Optionee (bearing such rate of interest and such other terms as they may reasonably determine) as payment of the exercise price; provided, however, no stock certificate representing the shares be released until the note shall have been paid in full.

          Optionee may elect to effectuate a cashless exercise by delivering to the Company a written notice of its exercise, stating the number of Options to be exercised and that the Purchase Price shall be paid by canceling Options representing the right to purchase a number of shares of Common Shares having a value equal to such Purchase Price. The value of such canceled Options shall be the Fair Market Value of the Common Shares on the date such notice is first sent or given less the Purchase Price therefore. In the event of a cashless exercise, payment of the Purchase Price may also be made, provided that a public market for the Common Shares exists, by (i) a "same day sale" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Purchase Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Purchase Price directly to the Company; or (ii) a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Purchase Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Purchase Price directly to the Company.

15.

Withholding Taxes. If the Optionee is an employee or former employee of the Company when all or part of the Option is exercised, unless the Option qualifies as an ISO under Section 422 of the Code, the Company may require the Optionee to deliver payment of any withholding taxes (in addition to the Option exercise price) in cash with respect to the difference between the Option exercise price and the Fair Market Value of the Common Shares acquired upon exercise. Alternatively, the Company may accept shares having a Fair Market Value equal to the amount of the withholding taxes.

16.

Issuance of Shares. Subject to the foregoing conditions, the Company, as soon as reasonably practicable after receipt of a proper notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Company, or such other location as may be acceptable to the Company and such person, one or more certificates for the shares of Common Shares with respect to which the Option has been exercised. Such shares shall be fully paid and non-assessable and shall be issued in the name of such person. However, at the request of the Optionee, such shares may be issued in the names of the Optionee and his or her spouse (a) as joint tenants with right of survivorship, (b) as community property or (c) as tenants in common without right of survivorship.

17.

Limitation of Optionee's Rights. Neither Optionee nor any person entitled to exercise the Option shall be or have any of the rights of a shareholder of the Company in respect of any share issuable upon the exercise of the Option unless and until a certificate or certificates representing shares of Common Shares shall have been issued and delivered upon exercise of the Option in full or in part. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued. This Option is not an employment contract and nothing in this Option shall be deemed to create in any way whatsoever any obligation on Optionee's part to continue in the employ of the Company, or of the Company to continue Optionee's employment with the Company. In addition, nothing in this Option shall obligate the Company or any Affiliate of the Company, or their respective shareholders, Board of Directors, officers or employees to continue any relationship which Optionee might have as an Outside Director or Consultant for the Company or Affiliate of the Company.

18.

Consent Required to Transfer. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of Common Shares purchased under the Option without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters.

19.

Recapitalizations. Subject to the provisions of the Plan, if the outstanding shares of the class then subject to this Option are adjusted for any increase or decrease in the number of issued shares of Common Shares resulting from a subdivision or consolidation of Common Shares or the payment of a stock dividend (but only of Common Shares) or any other increase or decrease in the number of issued shares of Common Shares effected without receipt of consideration by the Company, appropriate adjustments shall be made in the number and/or kind of shares or securities for which the unexercised portions of this Option may thereafter be exercised, all without any change in the aggregated exercise price applicable to the unexercised portions of this Option, but with a corresponding adjustment in the exercise price per share or other unit. Subject to the provisions of the Plan, if the Company is the surviving corporation in any merger or consolidation, this Option shall pertain and apply to the securities to which a holder of the number of Common Shares subject to the Option would have been entitled. In the event of a merger or consolidation in which the Company is not the surviving corporation, the date of exercisability of this Option shall be accelerated to a date prior to such merger or consolidation, unless the agreement of merger or consolidation provides for the assumption of the Option by the successor to the Company. To the extent that the foregoing adjustments relate to securities of the Company, such adjustments shall be made by the Board, whose determination shall be conclusive and binding on all persons. Except as expressly provided in this Section 19, the Optionee shall have no rights by reason of subdivision or consolidation of shares of any class, the payment of any Common Share dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or shares of another corporation, and any issue by the Company of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Purchase Price of Common Shares subject to this Option.

20.

Restricted Stock Provisions. In addition to certain federal and state securities laws restrictions, until such time as the Company shall have consummated an initial public offering of its Common Shares, the shares of Common Shares issued on exercise of this Option shall upon issuance be subject to the following restrictions (and, as used herein, "restricted stock" means shares issued on exercise of this Option which are still subject to the restrictions imposed under this Section that have not yet expired or terminated):

(a)	Such shares of restricted stock may not be sold or otherwise transferred or hypothecated;

(b)

If the employment of the Optionee with the Company or a subsidiary of the Company is terminated for any reason, including death, disability or retirement, the Company (or any subsidiary designated by it) shall have the option for sixty (60) days after such termination of employment to purchase for cash all or any part of his or her restricted stock at the Fair Market Value of the restricted stock on the date of such termination of employment (for which purpose Fair Market Value shall have the same meaning as set forth in the Plan);

(c)

The restrictions imposed under this Section 20 shall apply as well to all shares or other securities issued in respect of restricted stock in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off merger, consolidation or reorganization, but such restrictions imposed under this Section 20 shall expire or terminate with respect to the Common Shares on the earliest to occur of the following:

(i)

The ninetieth (90th) day after the date on which shares of the same class of Common Shares as such restricted stock first become registered pursuant to the Exchange Act (which term for this purpose has the same meaning as set forth in the Plan);

(ii)	The fifth (5th) anniversary of the date of grant hereof; or

(iii)	The occurrence of any event or transaction upon which this Option terminates by reason of the provisions of Section 5 hereof.

(d)	All certificates representing shares of Common Shares purchased upon the exercise of the Option shall bear the following legend:

"THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

21.

Stock Incentive Plan. This Agreement is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Company's 2000 Stock Incentive Plan under which this Option was granted, as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his or her consent, of this Option or any of his or her rights hereunder. Pursuant to said Plan, the Board of Directors of the Company or its Committee established for such purposes is vested with final authority to interpret and construe the Plan and this Option, and is authorized to adopt rules and regulations for carrying out the Plan. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or other persons entitled to exercise this Option at the Company's principal office.

22.

Notices. Any notice to the Company contemplated by this Agreement shall be addressed to it in care of its President; any notice to the Optionee shall be addressed to him or her at the address on file with the Company on the date hereof or at such other address as Optionee may hereafter designate in a writing delivered to the Company as provided herein.

23.

Interpretation. The interpretation, construction, performance and enforcement of this Agreement shall lie within the sole discretion of the Board, and the Board's determinations shall be conclusive and binding on all interested persons.

24.

Governing Law. This Agreement has been made, executed and delivered in, and the interpretation, performance and enforcement hereof shall be governed by and construed under the laws of the State of California.

25.

Effect of Early Disposition. If the Optionee exercises an Option granted as an ISO within two (2) years of the date on which the Option was granted, or disposes of the stock obtained by the exercise of the Option within one (1) year from the date of such exercise, whichever is later, the Option will be a Nonqualified Stock Option, and the gain, if any, on exercise will be treated as compensation rather than as capital gain. The Optionee agrees to notify the Company of such early exercise of the Option or disposition of the stock acquired within thirty (30) days thereof. Optionee shall not be required to hold the Common Shares for any period of time following exercise, unless legal counsel to the Company shall reasonably determine that such a sale would violate federal or state securities laws.

********************
SIGNATURE PAGE INCENTIVE STOCK OPTION AGREEMENT PURSUANT TO EXTEN INDUSTRIES, INC. 2000 STOCK INCENTIVE PLAN

Date of Grant:	___________________________________________________________
Exercise Price:	___________________________________________________________
Number of Shares:	___________________________________________________________
Vesting Schedule:	___________________________________________________________

Notwithstanding the foregoing, the Option shall automatically fully vest upon a Change in Control (as defined in Section 14.4 of the Plan), subject to the limitations set forth in Section 14.4 of the Plan.

Expiration Date:	___________________________________________________________

          I have read the Incentive Stock Option Agreement indicated above which was adopted for use in connection with the 2000 Stock Incentive Plan. I have also received and reviewed a copy of the 2000 Stock Incentive Plan. As Optionee, I hereby acknowledge that as of the date of grant of this option, it sets forth the entire understanding between the undersigned Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options and any other stock awards previously granted and delivered to the undersigned under stock award plans of the Company, and (ii) the following agreements only:

NONE	____ (Initial)

OTHER	___________________________________________________________

IN WITNESS WHEREOF, this Incentive Stock Option Agreement has been delivered by the parties hereto.

Date: ________________________________	"Optionee"

_____________________________________
Name _______________________________
Address _____________________________
_____________________________________
_____________________________________
Social Security Number _________________

The Company hereby agrees to all the terms of the Agreement.

Exten Industries, Inc.

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

OPTION EXERCISE FORM (To be executed only upon exercise of Option)

          The undersigned holder of the Option hereby irrevocably exercises the Option for the purchase of that number of shares of the Common Shares, .01 par value per share, of EXTEN INDUSTRIES, INC. set forth below, up to a maximum of __________ shares (or such other number of shares as may be issuable upon the exercise of the Option pursuant to the adjustment provisions of the Agreement), and hereby makes payment of the aggregate Purchase Price therefore which is also set forth below, all on the terms and subject to the conditions specified in this Agreement.

Number of Shares:	_______________

X

Exercise Price:	$_______________

Aggregate Exercise Price paid:	$_______________

Dated:	_______________

HOLDER:

_____________________________________ (Signature)

_____________________________________ (Please print)

ACCEPTED:

EXTEN INDUSTRIES, INC.

By: ______________________________
Name: ____________________________
Title: _____________________________

[ ] Cashless Exercise ______________________________

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (the "Agreement") is entered into as of ___, by and between ___ (collectively "Optionee") and EXTEN INDUSTRIES, INC., a Delaware corporation, with principal offices at 9625 Black Mountain Road, Suite 218, San Diego, California, 92126 (the "Company").

WHEREAS:

A.

This Agreement is being entered into (describe situation). The Company is granting Optionee the right to purchase certain Shares of the Company's Common Stock in accordance with all terms and conditions of this Agreement.

B.

Optionee acknowledges and agrees that they are responsible for all federal, state and local income, employment, and other taxes that may be assessed or incurred in connection with the rights granted Optionee to purchase the Shares under this Agreement, and Optionee's purchase of the Shares, or any combination of them.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.0

Grant of Option. The Company hereby grants to Optionee or their assigns, options to purchaser # of the Company's Common Stock (the "Shares") at an exercise price (the "Exercise Price") of $__ per share (the "Option"). This Option shall expire at __ P.M. San Diego, California time, P.D.T., on ____(the "Expiration Time"), subject to earlier termination in accordance with the provisions of Section 4.0 below. The Option shall be fully earned and vested upon execution of this Agreement.

2.0

Exercise Procedure. Any portion of the Option may be exercised by delivery of written notice ("Election Notice") to the Company stating the number of Shares with respect to which the Option is being exercised, together with full payment of the Exercise Price, due therefore prior to the Expiration Time. Payment shall be made in cash or cash equivalent concurrently with the Company's issuance of the Shares. Optionee shall have the right to exercise the Option to purchase less than all of the Shares; provided, however, the Option is exercisable only on one (1) occasion, and in the event that Optionee elects to give an Election Notice for less than all of the Shares, the Option shall automatically terminate with respect to any portion of the Shares for which the Election Notice was not given.

3.0

Reserved Shares. The Company has duly reserved for issuance a number of authorized but unissued Shares adequate to fulfill its obligations under this Agreement. During the term of this Agreement the Company shall take such action as may be necessary to maintain at all times and adequate number of Shares reserved for issuance or treasury shares to fulfill its obligations hereunder.

4.0

Termination. The Option and all of Optionee's rights under this Agreement shall terminate prior to the Expiration Time and be of no further force and effect in the following circumstances: (a) in the event of Optionee's breach or default under this Agreement; (b) in the event Optionee timely gives Election Notice, but fails to timely pay the Exercise Price with respect to the Shares for which the Election Notice was given; and/or (c) in the event of Optionee's delivery of an Election Notice to purchase less than all of the Shares, provided such termination shall only apply with respect to any of the Shares for which the Election Notice was not given as provided in section 2.0.

5.0

Assignment. This Agreement, the Option, or both of them, any portion of either of them may not be assigned to any other party or entity and any attempted assignment by Optionee shall be null and void unless the Company gives its written consent.

6.0	Compliance With Law. The Option described herein shall not be exercised, and no Shares shall be issued in respect hereof, unless in compliance with federal and applicable state securities law.

6.1

Legends. The certificates evidencing Shares purchased pursuant to this Agreement are "restricted securities" as that term is defined under the Securities Act of 1933, as amended and shall bear any legends reasonably deemed necessary by the Company and which do not conflict with the provisions of this Agreement.

7.0	Representations of Optionee.

7.1

Representations Re: Securities Laws. Optionee makes the representations, warranties, acknowledgments and agreements set forth in subsections 7.1.1 to 7.1.6 below for the benefit of the Company, and its officers, directors, agents and employees, for the purpose of inducing the Company to grant the Option to Optionee. Optionee acknowledges that the Company is granting the Option in express and material reliance on such representations, warranties, acknowledgments and agreements. In the event that any such representation, warranty, acknowledgment or agreement is determined to be in any way inaccurate, Optionee agrees to indemnify, defend and hold harmless the Company, and its officers, directors employees and agents from any loss, damage, cost or expense (including reasonable attorneys' fees, expert witness fees and other legal costs) suffered or incurred on account of any such inaccuracy or untruthfulness or as a result of any claim, action or cause of action asserted by Optionee, which is in any way inconsistent with or in conflict with any such representation, warranty, acknowledgment or agreement.

7.1.1

Investment Intent. Optionee is acquiring the Option solely for Optionee's own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Act") and/or Section 25102(f) of the California Corporations Code (the "Code). Optionee further represents that they do not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Option, or if exercised, the Shares of any portion thereof; and that the entire legal and beneficial interest of the Option, and if exercised, the Shares is being acquired for, and will be held for, Optionee's account only and neither in whole nor in part for any other person.

7.1.2

Sophistication/Experience. Optionee is a sophisticated investor and has substantial experience in investing in speculative investments similar to the business conducted by the Company. Optionee has sufficient knowledge and experience in business and financial matters to independently evaluate the risks and merits of such an investment.

7.1.3

Preexisting Relationship. Optionee has a preexisting personal or business relationship with the Company within the meaning of Section 25102(f) under the California Securities Law of 1969 and Regulation D under the Securities Act of 1933, as amended, which relationship is of such a nature and duration as enables Optionee to be familiar with the officers and directors of the Company, and business acumen and general business and financial circumstances of the Company.

7.1.4

No Registration or Qualification. In reliance on the representations and warranties of Optionee, Optionee acknowledges they are aware that the Option, and, the underlying Shares will be offered without registration under the Act, in reliance upon the non-public offering exemption provided in Section 4(2) thereof (and any other exemption available under the Act) and Regulation D promulgated thereunder, and will be offered and sold without being qualified with the California Commissioner of Corporations, in reliance upon Section 25102(f) of the Code and the regulations promulgated thereunder and in reliance on similar exemptions of any other states, if applicable. Optionee further acknowledges that Optionee has no right to require such registration or qualification in the future and that any right to transfer the Option, or, if exercised, the Shares is severely restricted by the Act and by applicable state securities laws, by an absence of a market for the Option and/or Shares and by the terms of this Agreement.

7.1.5

Reasonableness of Investment. Optionee represents the investment in the Company is reasonable in relation to Optionee's net worth, that Optionee has no need for liquidity of such investment, that Optionee has adequate means to provide for current needs and possible personal contingencies, and that Optionee can bear the risk of complete loss of such investment.

7.1.6

Independent Investigation and Evaluation. OPTIONEE ACKNOWLEDGES HE IS AWARE THAT PARTICIPATION IN THE COMPANY IS SUBJECT TO NUMEROUS AND SUBSTANTIAL RISKS, AND REPRESENTS A SPECULATIVE INVESTMENT AND IS SUITABLE ONLY FOR PERSONS WITH ADEQUATE INCOME AND NET WORTH WHO HAVE A VERY LIMITED NEED FOR LIQUIDITY. Optionee represents that he has conducted such investigation and evaluation of the Company and have had access to all information concerning the Company as Optionee deems necessary to ascertain all risks attendant an investment in the Company.

7.2

Representations Re: Securities Laws. As a condition to exercise of the Option, the representations, warranties, acknowledgments and agreements of Optionee set forth in section 7.1 shall be true and correct as of the date of issuance of any Shares pursuant to the exercise of the Option. Optionee shall deliver to the Company such signed representations and warranties as may be necessary, in the reasonable opinion of counsel satisfaction to Company, for compliance with applicable federal and state securities laws for the issuance of the Shares.

8.0

Resale of Shares. Optionee's ability to transfer Shares purchased pursuant to this Agreement of securities acquired in lieu thereof or in exchange therefor is restricted under federal and state securities laws. Optionee shall not resell or offer for resale such Shares or securities unless they have been registered or qualified for resale under all applicable federal and state securities laws or an exemption from such registration of qualification is available in the opinion of counsel satisfactory to Company.

9.0	Adjustment of Exercise Price and Number of Shares Purchasable Upon Exercise; Dilution; and No Preemptive Rights.

9.1

Recapitalization. In the event that the Company shall, while the Option remains unexercised, in whole or in part, and in force, effect a recapitalization of such character that the Shares purchasable hereunder shall be changed into or become exchangeable for a different number of Shares, then, after the date of record for such recapitalization, the number of Shares of the Company's Common Stock which Optionee hereof shall be entitled to purchase hereunder shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of Shares of Common stock by reason of such recapitalization, and the Exercise Price per Share, in the case of an increase in the case of an increase in the number of such shares, shall be proportionately reduced, and in the case of a decrease in the number of such Shares, shall be proportionately increased. For purposes of this section 9.1, a stock dividend, stock split up, or reverse split shall be considered as a recapitalization and as an exchange for a larger or smaller number of Shares, as the case may be.

9.2

Issuance of Additional Shares. Except with respect to a recapitalization, stock dividend, split-up or reverse split or as provided in Section 9.1 above, Optionee acknowledges and agrees that the Option and the Shares are subject to dilution as a result of transactions undertaken by the Company subsequent to the date of this Agreement involving the equity or debt capitalization of the Company, and nothing in this Agreement shall be construed or applied to limit the Company's unrestricted right and/or authority to engage in such transactions. Without limiting the generality of the preceding provision, Optionee acknowledges and agrees that, except as provided in section 9.1 above, neither the number of Shares subject to the Option or the Exercise Price per Share shall be adjusted in the event that the Company (i) issues or sells additional Shares of its Common Stock ("Additional Shares"), (ii) issues, sells or grants any options, warrants or other rights to acquire, subscribe for or purchase Common Stock (collectively, "Additional Options"), or (iii) issues, sells or grants any options, warrants or other rights to acquire, subscribe for or purchase any indebtedness or securities convertible into or exchangeable for Common Stock (collectively, "Convertible Securities").

	9.3	Preemptive Rights. No preemptive or other rights to purchase the Company's shares are granted or shall be created by this Agreement.

9.4

Consolidation, Merger of Sale of Assets. In the event of any consolidation of the Company with or merger of the Company into, any other company, or in the case of any sale of conveyance of all or substantially all of the assets of the Company, then the Company shall make adequate provisions whereby Optionee shall thereafter have the right to purchase and receive, upon substantially the same material terms and conditions specified in this Agreement and in lieu of Shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such Shares of stock or securities as may be issued in connection with such consolidation, merger, or sale or conveyance, with respect to or in exchange for the number of outstanding shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such consolidation, merger, sale or conveyance, not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of Optionee to the end that the provisions thereof shall be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise thereof.

10.0

Tax Treatment. Optionee acknowledges that the tax treatment of this Option, Shares subject to this Option, or any events or transactions with respect thereto may be dependent upon various factors or events which are not determined by this Agreement. The Company makes no representations with respect to and hereby disclaims all responsibility as to such tax treatment. Optionee acknowledges and agrees that they are responsible for all federal, state and local income, employment, and other taxes that may be assessed or incurred in connection with the rights granted Optioneee to purchase the Shares under this Agreement, and Optionee's purchase of the Shares, or any combination of them. Optionee shall indemnify, defend and hold harmless the Company from any loss, damage, liability or expense (including reasonable attorneys' fees and legal expenses) suffered or incurred on account of any such taxes or assessments and/or Optionee's failure to timely report and pay any such taxes and/or assessments.

11.0

Non-Qualified Status. This Option is not intended to be an "Incentive Stock Option" as defined in Section 422A of the Internal Revenue Code of 1985 and it shall not be treated as an Incentive Stock Option, whether or not, by its terms, it meets the requirements of Section 422A.

12.0	Binding Effect. Except as expressly provided, this Agreement shall be binding upon and inure to the benefit of the Company and Optionee and their respective heirs, successors, and assigns.

13.0

State Securities Qualification. The sale of the securities which are the subject of this Agreement have not been qualified with the Department of Corporation of the State of California, and the issuance of such securities or the payment or receipt of any part of the consideration therefor prior to such qualification in unlawful, unless the sale of securities as exempt from the qualification. The rights of all parties to this Agreement are expressly conditioned upon such qualification being obtained, unless the sale is so exempt.

14.0

Integration. This Agreement, after full execution, acknowledgment and delivery, memorializes and constitutes the entire agreement and understanding between the parties and supersedes and replaces all prior negotiations and agreements of the parties, whether written or unwritten and any agreements related to the Option granted Optionee. Each of the parties to this Agreement acknowledges that no other party, nor any agent or attorney of any other party has made any promises, representations, or warranty whatsoever, express or implied, which are not expressly contained in this Agreement; and each party further acknowledges that he or she has not executed this Agreement in reliance upon any belief as to any fact not expressly recited herein.

15.0

Attorneys Fees. In the event of a dispute between the parties concerning the enforcement or interpretation of this Agreement, the prevailing party in such dispute, whether by legal proceedings or otherwise, shall be reimbursed immediately for the reasonably incurred attorney's fees and other costs and expenses by the other parties to the dispute.

16.0	Captions. The captions by which the sections and subsections of this Agreement are identified are for convenience only, and shall have no effect whatsoever upon its interpretation.

17.0

Severance. If any provision of this Agreement is held to be illegal or invalid by a court or competent jurisdiction, such provision shall be deemed to be severed and deleted; and neither such provision, nor its severance and deletion shall affect the validity of the remaining provisions.

18.0	Counterparts. This Agreement may be executed in any number of counterparts.

19.0	Expenses Associated With This Agreement. Each of the parties hereto agrees to bear its own costs, attorneys fees and related expenses associated with the preparation of this Agreement.

20.0

Arbitration. Any dispute or claim arising to or in any way related to this Agreement shall be settled by arbitration in San Diego, California. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("AAA"). AAA shall designate an arbitrator from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party. Each party shall pay its own expenses associated with such arbitration (except as set forth in section 16.0 above). A demand for arbitration shall be make within a reasonable time after the claim, dispute or other matter has arisen and in no event shall such demand be made after the date when institution or legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations. The decision of the arbitrators shall be rendered within 60 days of submission of any claim or dispute, shall be in writing and mailed to all the parties included in the arbitration. The decision of the arbitrator shall be binding upon the parties and judgement in accordance with that decision may be entered in any court having jurisdiction thereof.

21.0	Survival. All warranties and representations recited in this Agreement shall survive the execution of this Agreement and all actions and performances by each party as contemplated by this Agreement.

22.0	Counsel. Both parties hereto have had an opportunity to consult with appropriate legal counsel in connection with this Agreement.

23.0	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

24.0

Headings; Construction. The headings which have been used throughout this Agreement have been inserted for convenience of reference only and do not constitute matters to be construed in interpreting this Agreement. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. All provisions of this Agreement were the subject of negotiation and no principle of law providing for the interpretation of a contract against the draftsperson shall be applied in interpreting any provision in this Agreement.

IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement effective as of the date first set forth above.

OPTIONEE

_______________________________

COMPANY
Exten Industries, Inc., a Delaware corporation

BY: __________________________
W. Gerald Newmin
_______________________________ (Print Title)

EXTEN INDUSTRIES, INC.
STOCK OPTION AGREEMENT
(NON-STATUTORY STOCK OPTION)

This Stock Option Agreement (the "Agreement") is made and entered into effective as of the date set forth on the Signature Page attached hereto by and between Exten Industries, Inc., a Delaware corporation (the "Company"), and that person identified on the Signature Page below and attached hereto (the "Optionee"). This Option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code (the "Code").

The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation by the Company's employees (including officers), directors or consultants. Defined terms not explicitly defined in this Agreement but defined in the Exten Industries, Inc. 2000 Stock Incentive Plan (the "Plan") shall have the same definitions as in the Plan.

1. Grant of Option. Subject to the vesting provisions of Section 3 and/or as set forth on the Signature Page attached hereto, the Company hereby grants to Optionee, as of the date hereof the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of the aggregate number of shares of Common Shares set forth on the Signature Page attached hereto (the "Option"), subject to adjustment in accordance with the provisions of Section 19 below. It is understood and acknowledged that the Option is designated as a Non-statutory Stock Option that will not qualify as an incentive stock option under Section 422 of the Code.

2. Purchase Price. The price to be paid for the shares of Common Shares to be issued upon exercise of the Option or any part thereof shall be as set forth on the Signature Page (the "Purchase Price").

3. Right to Exercise. The right to exercise the Option shall vest in accordance with the schedule set forth on the Signature Page. Notwithstanding the foregoing, the Option shall automatically fully vest (i.e., become exercisable) as to all of the Common Shares subject to the Option in the event that a Change in Control (as defined in Section 14.4 of the Plan) occurs with respect to the Company, subject to the limitations set forth in Section 14.4 of the Plan.

4. Securities Law Requirements. No part of the Option shall be exercised if counsel to the Company determines that any applicable registration requirement under the Securities Act of 1933, as amended, or any other applicable requirement of Federal or state law has not been met.

5. Term of Option. The Option shall terminate in any event on the earliest of (a) the date set forth on the Signature Page, (b) the expiration of the period described in Section 6 below, (c) the expiration of the period described in Section 7 below, (d) the expiration of the period described in Section 8 below, or (e) the expiration of the period described in Section 9 below.

6. Exercise Following Termination of Employment, Except By Death, Disability or Retirement. If the Optionee's service with the Company terminates for any reason other than death, disability or retirement, the Option (to the extent it has not previously been exercised and is then exercisable) may be exercised within the period of three (3) consecutive months commencing immediately following the date of such termination (but not later than the termination date set forth in Section 5(a) above). The foregoing notwithstanding, the Option shall cease to be exercisable on the date of such termination if the termination is for cause. For this purpose, "cause" shall mean conviction of a felony, misappropriation of assets of the Company or any subsidiary, continued or repeated insobriety, continued or repeated absence from service during the usual working hours of the Optionee's position for reason other than disability or sickness, or refusal to carry out the reasonable directions of the Company's Board of Directors.

7. Exercise Following Death. If the Optionee's service with the Company terminates by reason of the Optionee's death, or if the Optionee dies after termination of service but while the Option would have been exercisable hereunder, the Option (to the extent it has not previously been exercised and is then exercisable) may be exercised within twelve (12) months after the date of Optionee's death (but not later than the termination date set forth in Section 5(a) above). The exercise may be made by Optionee's representative or by the person entitled thereto under Optionee's will or the laws of descent and distribution; provided that such representative or such person consents in writing to abide by and be subject to the terms of this Agreement and such writing is delivered to the President of the Company.

8. Exercise Following Disability. If the Optionee's service with the Company terminates by reason of the Optionee's disability, the Option (to the extent not previously exercised and is then exercisable) may be exercised for a period of twelve (12) months after the date of termination for reason of disability (but not later than the termination date set forth in Section 5(a) above).

9. Exercise Following Retirement. If the Optionee's service with the Company terminates by reason of retirement, the Option (to the extent it has not previously been exercised and is then exercisable) may be exercised within three (3) consecutive months after the date of the Optionee's retirement (but not later than the termination date set forth in Section 5(a) above).

10. Time of Termination of Service. For the purposes of this Agreement, Optionee's service shall be deemed to have been terminated on the earlier of (a) the date when Optionee's service in fact terminated or (b) the date when the Optionee gave or received written notice that his or her service is to terminate.

11. Nontransferability. Unless the Company otherwise consents in writing, the Option and all rights and privileges granted hereunder shall be non-assignable and non-transferable by the Optionee, either voluntarily or by operation of law, except by will or by operation of the laws of descent and distribution, shall not be pledged or hypothecated in any way, and shall be exercisable during lifetime only by the Optionee. Except as otherwise provided herein, any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the Option or any right thereunder, shall be null and void and, at the Company's option, shall cause all of Optionee's rights under this Agreement to terminate. Notwithstanding the foregoing, the Option may be assigned or transferred by the Optionee, without the prior written consent of the Company, to his spouse, his lineal descendants, his siblings or to a trust for the benefit of any of the foregoing.

12. Effect of Exercise. Upon exercise of all or any part of the Option, the number of shares of Common Shares subject to option under this Agreement shall be reduced by the number of shares with respect to which such exercise is made.

13. Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 5; provided, however, that each partial exercise shall be for not less than one hundred (100) shares and shall be for whole shares only.

14. Method of Exercise. Each exercise of the Option shall be by means of a written notice of exercise in substantially the form of the attached Exhibit A delivered to the Secretary of the Company at its principal office and accompanied by payment in full of the Purchase Price for each share of Common Shares purchased under the Option. Such notice shall specify the number of shares of Common Shares with respect to which the Option is exercised and shall be signed by the person exercising the Option. If the Option is exercised by a person other than the Optionee, such notice shall be accompanied by proof, reasonably satisfactory to the Company, of such person's right to exercise the Option.

The Purchase Price specified in Section 2 above shall be paid in full upon the exercise of the Option (i) by cash or check, in United States dollars; by the surrender of Common Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, including shares that would be deliverable upon exercise of the Option (a "cashless exercise"), or in any combination of cash and Common Shares, as long as the sum of the cash so paid and the Fair Market Value of the Common Shares so surrendered equal the Purchase Price; (ii) by cancellation of indebtedness owed by the Company to the Optionee; or (iii) by any combination of the foregoing. The Board of Directors may, but is not obligated to, accept a secured recourse promissory note of Optionee (bearing such rate of interest and such other terms as they may reasonably determine) as payment of the exercise price; provided, however, no stock certificate representing the shares be released until the note shall have been paid in full.

Optionee may elect to effectuate a cashless exercise by delivering to the Company a written notice of its exercise, stating the number of Options to be exercised and that the Purchase Price shall be paid by canceling Options representing the right to purchase a number of shares of Common Shares having a value equal to such Purchase Price. The value of such canceled Options shall be the Fair Market Value of the Common Shares on the date such notice is first sent or given less the Purchase Price therefore. In the event of a cashless exercise, payment of the Purchase Price may also be made, provided that a public market for the Common Shares exists, by (i) a "same day sale" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Purchase Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Purchase Price directly to the Company; or (ii) a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Purchase Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Purchase Price directly to the Company.

15. Withholding Taxes. If the Optionee is an employee or former employee of the Company when all or part of the Option is exercised, the Company may require the Optionee to deliver payment of any withholding taxes (in addition to the Option exercise price) in cash with respect to the difference between the Option exercise price and the Fair Market Value of the Common Shares acquired upon exercise. Alternatively, the Company may accept shares having a Fair Market Value equal to the amount of the withholding taxes.

16. Issuance of Shares. Subject to the foregoing conditions, the Company, as soon as reasonably practicable after receipt of a proper notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Company, or such other location as may be acceptable to the Company and such person, one or more certificates for the shares of Common Shares with respect to which the Option has been exercised. Such shares shall be fully paid and non-assessable and shall be issued in the name of such person. However, at the request of the Optionee, such shares may be issued in the names of the Optionee and his or her spouse (a) as joint tenants with right of survivorship, (b) as community property or (c) as tenants in common without right of survivorship.

17. Limitation of Optionee's Rights. Neither Optionee nor any person entitled to exercise the Option shall be or have any of the rights of a shareholder of the Company in respect of any share issuable upon the exercise of the Option unless and until a certificate or certificates representing shares of Common Shares shall have been issued and delivered upon exercise of the Option in full or in part. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued. This Option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on Optionee's part to continue in the employ of the Company, or of the Company to continue Optionee's employment with the Company. In addition, nothing in this Option shall obligate the Company or any Affiliate of the Company, or their respective shareholders, Board of Directors, officers or employees to continue any relationship which Optionee might have as an Outside Director or Consultant for the Company or Affiliate of the Company.

18. Consent Required to Transfer. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of Common Shares purchased under the Option without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters.

19. Recapitalizations. Subject to the provision of the Plan, if the outstanding shares of the class then subject to this Option are adjusted for any increase or decrease in the number of issued shares of Common Shares resulting from a subdivision or consolidation of the Common Shares or the payment of a stock dividend (but only of Common Shares) or any other increase or decrease in the number of issued shares of Common Shares effected without receipt of consideration by the Company, appropriate adjustments shall be made in the number and/or kind of shares or securities for which the unexercised portions of this Option may thereafter be exercised, all without any change in the aggregated exercise price applicable to the unexercised portions of this Option, but with a corresponding adjustment in the exercise price per share or other unit. Subject to the provisions of the Plan, if the Company is the surviving corporation in any merger or consolidation, this Option shall pertain and apply to the securities to which a holder of the number of Common Shares subject to the Option would have been entitled. In the event of a merger or consolidation in which the Company is not the surviving corporation, the date of exercisability of this Option shall be accelerated to a date prior to such merger or consolidation, unless the agreement of merger or consolidation provides for the assumption of the Option by the successor to the Company. To the extent that the foregoing adjustments relate to securities of the Company, such adjustments shall be made by the Board, whose determination shall be conclusive and binding on all persons. Except as expressly provided in this Section 19, the Optionee shall have no rights by reason of subdivision or consolidation of shares of Common Shares of any class, the payment of any Common Share dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or common stock of another corporation, and any issue by the Company of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Purchase Price of Common Shares subject to an Option.

20. Restricted Stock Provisions. In addition to certain federal and state securities laws restrictions, until such time as the Company shall have consummated an initial public offering of its common stock, the shares of Common Shares issued on exercise of this Option shall upon issuance be subject to the following restrictions (and, as used herein, "restricted stock" means shares issued on exercise of this Option which are still subject to the restrictions imposed under this Section that have not yet expired or terminated):

           (a) Such shares of restricted stock may not be sold or otherwise transferred or hypothecated;

           (b) If the employment of the Optionee with the Company or a subsidiary of the Company is terminated for any reason, including death, disability or retirement, the Company (or any subsidiary designated by it) shall have the option for sixty (60) days after such termination of employment to purchase for cash all or any part of his or her restricted stock at the Fair Market Value of the restricted stock on the date of such termination of employment (for which purpose Fair Market Value shall have the same meaning as set forth in the Plan);

           (c) The restrictions imposed under Section 20 shall apply as well to all shares or other securities issued in respect of restricted stock in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off merger, consolidation or reorganization, but such restrictions imposed under Section 20 shall expire or terminate on the earliest to occur of the following:

                      (i) The ninetieth (90th) day after the date on which shares of the same class of Common Shares as such restricted stock first become publicly traded;

                      (ii) The fifth (5th) anniversary of the date of grant hereof; or

                      (iii) The occurrence of any event or transaction upon which this Option terminated by reason of the provisions of Section 19 hereof.

           (d) All certificates representing shares of Common Shares purchased upon the exercise of the Option shall bear the following legends:

"THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

21. Stock Incentive Plan. This Agreement is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Company's 2000 Stock Incentive Plan under which this Option was granted, as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his or her consent, of this Option or any of his or her rights hereunder. Pursuant to said Plan, the Board of Directors of the Company or its Committee established for such purposes is vested with final authority to interpret and construe the Plan and this Option, and is authorized to adopt rules and regulations for carrying out the Plan. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or other persons entitled to exercise this Option at the Company's principal office.

22. Notices. Any notice to the Company contemplated by this Agreement shall be addressed to it in care of its President; any notice to the Optionee shall be addressed to him or her at the address on file with the Company on the date hereof or at such other address as Optionee may hereafter designate in a writing delivered to the Company as provided herein.

23. Interpretation. The interpretation, construction, performance and enforcement of this Agreement shall lie within the sole discretion of the Board, and the Board's determinations shall be conclusive and binding on all interested persons.

24. Governing Law. This Agreement has been made, executed and delivered in, and the interpretation, performance and enforcement hereof shall be governed by and construed under the laws of the State of California.

**********************

SIGNATURE PAGE
NON-STATUTORY STOCK OPTION AGREEMENT
PURSUANT TO
EXTEN INDUSTRIES, INC.
2000 STOCK INCENTIVE PLAN

Date of Grant:	___________________________________________________________
Exercise Price:	___________________________________________________________
Number of Shares:	___________________________________________________________
Vesting Schedule:

The Option shall vest as to one-third (1/3) on the anniversary of the Date of Grant each year for three (3) years. The Option shall terminate and cease to be exercisable on the fourth (4th) anniversary of the Date of Grant.

Notwithstanding the foregoing, the Option shall automatically fully vest upon a Change in Control (as defined in Section 14.4 of the Plan), subject to the limitations set forth in Section 14.4 of the Plan.

Expiration Date:	___________________________________________________________

          I have read the Non-Statutory Stock Option Agreement indicated above which was adopted for use in connection with the 2000 Stock Incentive Plan. I have also received and reviewed a copy of the 2000 Stock Incentive Plan. As Optionee, I hereby acknowledge that as of the date of grant of this Option, it sets forth the entire understanding between the undersigned Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options and any other stock awards previously granted and delivered to the undersigned under stock award plans of the Company, and (ii) the following agreements only:

NONE	____ (Initial)

OTHER	___________________________________________________________

IN WITNESS WHEREOF, this Non-Statutory Stock Option Agreement has been delivered by the parties hereto.

Date: ________________________________	"Optionee"

_____________________________________
Name _______________________________
Address _____________________________
_____________________________________
_____________________________________
Social Security Number _________________

The Company hereby agrees to all the terms of the Agreement.

Exten Industries, Inc.

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

OPTION EXERCISE FORM (To be executed only upon exercise of Option)

          The undersigned holder of the Option hereby irrevocably exercises the Option for the purchase of that number of shares of the common stock, .01 par value per share, of Exten Industries, Inc. set forth below, up to a maximum of __________ shares (or such other number of shares as may be issuable upon the exercise of the Option pursuant to the adjustment provisions of the Agreement), and hereby makes payment of the aggregate Purchase Price therefore which is also set forth below, all on the terms and subject to the conditions specified in this Agreement.

Number of Shares:	_______________

X

Exercise Price:	$_______________

Aggregate Purchase Price paid:	$_______________

Dated:	_______________

HOLDER:

_____________________________________ (Signature)

_____________________________________ (Please print)

ACCEPTED:

EXTEN INDUSTRIES, INC.

By: ______________________________
Name: ____________________________
Title: _____________________________

[ ] Cashless Exercise ______________________________